UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2005

                                IPIX CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)


             DELAWARE               000-26363               52-2213841
             --------               ---------               ----------
         (State or other           (Commission             (IRS Employer
  jurisdiction of incorporation)   File Number)        Identification Number)


        3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA              94583
        ------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (925) 242-4002
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

  [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     Effective January 21, 2005 (the "Termination Date"), Paul Farmer resigned as the Chief Financial Officer, Executive Vice President, Secretary and Treasurer of, and as an employee of, IPIX Corporation. The Company entered into a separation agreement (the "Separation Agreement") with Mr. Farmer effective January 25, 2005, which is being filed with this report as Exhibit 99.1. Pursuant to the terms of the Separation Agreement and in accordance with the terms of the employment agreement between the Company and Mr. Farmer dated July 1, 2001 (the "Employment Agreement"), (i) the Company will pay, within thirty
(30) days of the Termination Date, any portion of Mr. Farmer's base salary, vacation time, travel and business expense incurred or accrued but not paid as of the Termination Date, (ii) the Company will pay Mr. Farmer a severance payment of $112,500, which will be paid in twelve semi-monthly installments,
(iii) any stock options granted to Mr. Farmer that were unvested as of the Termination Date will continue to vest for six months after the Termination Date, and such options must be exercised within ninety (90) days thereafter, after which time they will expire and (iv) for a period of six months after the Termination Date, the Company will reimburse Mr. Farmer for the amount of any premium payments for group health coverage made by Mr. Farmer pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985. The Employment Agreement was terminated effective January 21, 2005, except that certain obligations concerning confidentiality, non-solicitation and non-disparagement will survive termination.



ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     The Employment Agreement between the Company and Mr. Farmer was terminated effective January 21, 2005. The principal terms of the Employment Agreement have been described in a previous SEC filing by the Company. A copy of the Employment Agreement was filed as Exhibit 10.3 to the quarterly report on Form 10-Q filed by the Company on August 14, 2001 (File No. 000-26363).


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     Filed as Exhibit 99.1 is a copy of the Separation Agreement entered into by and between the Company and Mr. Farmer effective January 25, 2005.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IPIX CORPORATION



Dated:  January 28, 2005                   /s/ Clara M. Conti
                                           ----------------------------------
                                           Clara M. Conti
                                           President and Chief Executive Officer






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